CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report on Form 10-QSB for the three-month period ended December 31, 2002 of telcoBlue, Inc., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Ron McIntyre, Chairman and Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.   The  Quarterly  Report fully  complies  with the  requirements  of
              Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2.   The  information   contained  in  this  Quarterly   Report  fairly
              presents, in all material respects, the financial condition and results of operation of the Company.


                                 /s/ Ron McIntyre
                                 ------------------------------
                                     Ron McIntyre, Chairman
                                     Chief Executive Officer
March 21, 2003